Commitments	9 Months Ended
Dec. 31, 2012
Commitments [Abstract]
COMMITMENTS
8)	COMMITMENTS

Effective December 18, 2012 the Company entered into a Non-Exec Director Agreement with Dr. Neil Carmichael, wherein Dr. Carmichael will receive compensation of $1,000 for the term of the agreement and shall be granted options to purchase up to 62,500 shares of common stock at an exercise price of $0.01 per share of common stock. The options shall terminate the earlier of 24 months, or upon the termination of the agreement.

On May 1, 2010, the Company entered consulting agreement with Sichel Limited (“Sichel”), the parent company of PGG. Sichel will assist the Company in developing commercial agreements for Green Technology and the building of an international distribution centre. The agreement shall continue for four years with consideration as follows:

Stock consideration to Sichel or to any third party as directed by Sichel of 5,000 ordinary shares of the Company upon signing of the agreement, which have been waived by Sichel;

Monthly consultancy fees of $20,000 are to be paid within fourteen days of each month-end. If the Company is unable to pay this fee, then Sichel has the option to elect to be paid 5,000 common shares of the Company in lieu of cash;

Sales commission of 10% of sales value excluding shipping and local sales taxes; and

Finance commission of 10% of net proceeds of any funds raised by way of issued of stock, debt or convertible note after any brokers commission as introduced by Sichel.